Financial Instruments and Risk Management	6 Months Ended
Jun. 30, 2026
Financial Instruments and Risk Management [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
21	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company activities expose it to various risks, including market risk (comprising currency risk and interest rate risk), credit risk, and liquidity risk. The Company overall risk management strategy aims to minimize any adverse effects from the unpredictability of financial markets on its financial performance.

	As of
	December 31, 2025	June 30, 2026	June 30, 2026
	RM	RM	Convenience Translation USD
Financial assets at amortized cost
Cash	9,161,045	12,308,656	3,013,956
Trade receivables, net	9,975,198	20,834,160	5,101,660
Other receivables	142,730	144,930	35,489
Fixed deposits	1,700,892	1,708,868	418,450

Financial liabilities at amortized cost
Trade payables	335,070	6,411,187	1,569,906
Other payables & accrued liabilities	1,463,610	1,894,666	463,946
Bank and other borrowings	5,032,533	4,466,693	1,093,760
Lease liabilities	1,360,238	1,201,388	294,184

Foreign Currency Risk

The Group expose to foreign currency risk due to transactions and balances denominated in currencies other than the functional currency of the respective entities of the Group, with the primary risk arising from the Chinese Renminbi (“RMB”). The Group closely monitor foreign currency risk on an ongoing basis to ensure that our net exposure remains at an acceptable level.

The company is subject to minimal foreign currency risk due to its foreign supplier policy of making prepayments in advance of delivery, thus eliminating the need for credit terms.

Interest Rate Risk

The Group exposed to interest rate risk arise mainly from interest-bearing bank loans. The interest rates and repayment terms of these loans are disclosed in Note 13 of the financial statements. Currently, The Group does not have an interest rate hedging policy. The sensitivity analysis below is based on our exposure to interest rates for non-derivative instruments at the end of the reporting period.

We use a 50-basis point increase or decrease to report interest rate risk internally to key management personnel, as this represents management’s assessment of a reasonably possible change in interest rates. If interest rates on loans had been 50 basis points higher or lower, with all other variables held constant, our profit would decrease or increase by approximately RM10,890 for the period ended June 30, 2026 and RM15,098 for the year ended December 31, 2025.

Liquidity Risk

Liquidity risk arises mainly due to general funding and business activities. The Group practices prudent risk management by maintaining sufficient cash balances and the availability of funding through certain committed credit facilities. The table below analyses non-derivative financial liabilities of the Group into relevant maturity groupings based on the remaining period from the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, which includes both principal and interest. Balances due within 12 months equal their carrying amounts as the impact of discounting is not significant.

	As of
	December 31, 2025	June 30, 2026	June 30, 2026
	RM	RM	Convenience Translation USD
Bank borrowings
Repayment within:
Less than 1 year	1,515,098	1,538,032	376,618
Between 1 and 2 years	1,515,681	1,415,001	346,491
Between 2 and 5 years	2,805,652	2,263,088	554,162
Over 5 years	126,513	5,479	1,342

Lease liabilities
Repayment within:
Less than 1 year	382,416	351,216	86,002
Between 1 and 2 years	364,216	351,216	86,002
Between 2 and 5 years	672,552	521,157	127,616
Over 5 years	92,312	35,128	8,602

Trade payable
Repayment within less than 1 year	335,070	6,411,187	1,569,906

Other payable
Repayment within less than 1 year	1,749,353	1,955,754	478,905

Credit Risk

Credit risk primarily arises from the possibility of customers failing to fulfill their payment obligations for the services provided. The Group addresses this risk by conducting thorough customer screening and segmentation based on creditworthiness, setting appropriate credit limits, and enforcing stringent payment terms such as upfront payments and short billing cycles.

Expected credit losses are measured as the difference in the present value of the contractual cash flows that are due to the Company under the contract, and the cash flows that the Company expects to receive. The Company assesses all information available, including past due status, and forward looking macro- economic factors in the measurement of the expected credit losses associated with its assets carried at amortized cost.

	As of
	December 31, 2025	June 30, 2026	June 30, 2026
	RM	RM	Convenience Translation USD
Trade receivable
Collection within less than 1 year	11,204,601	24,299,451	5,950,206

Other receivables
Collection within less than 1 year	142,730	681,895	166,976

	As of
	December 31, 2025	June 30, 2026	June 30, 2026
	RM	RM	Convenience Translation USD
Lifetime expected credit loss
As at beginning of the year/period	-	1,229,403	301,044
Add: Charge for the year/period	1,229,403	3,465,291	848,546
Less: Reversal during the year/period	-	(1,229,403)	(301,044)
As at end of the year/period	1,229,403	3,465,291	848,546

For the six-month period ended June 30, 2026 and the year ended December 31, 2025, the company recognises impairment losses based on the expected credit loss (ECL) model in accordance with IFRS 9 Financial Instruments. The ECL is measured using a lifetime expected credit loss approach for trade receivables, which reflects historical credit loss experience, current conditions, and forward-looking information.

Capital Risk Management

The Group manages its capital to ensure that entities within our Company will be able to maintain an optimal capital structure so as to support our businesses and maximize shareholders value. To achieve this objective, we may make adjustments to the capital structure in view of changes in economic conditions, such as adjusting the amount of dividend payment, returning of capital to shareholders or issuing new shares.

The Group manage its capital based on debt-to-equity ratio that complies with debt covenants and regulatory, if any. The debt-to-equity ratio is calculated as net debt divided by total equity. Net debt is calculated as lease liability, borrowings and bank overdraft plus trade and other payables less cash and bank balances. Total capital is calculated as total equity plus net debts. Capital includes equity attributable to the owners of the parent and non-controlling interest.

	As of
	December 31, 2025	June 30, 2026	June 30, 2026
	RM	RM	Convenience Translation USD
Net debt	(2,670,486)	(43,316)	(10,607)
Total equity	102,011,998	120,339,450	29,467,518
Total capital	99,341,512	120,296,134	29,456,911

Gearing ratio	(2.69)%	(0.04)%	(0.04)%